Exhibit 10.2

                       GENERAL ASSIGNMENT AND BILL OF SALE

      This General Assignment and Bill of Sale (this "Assignment") dated as of December 29, 2005, by and between Star Number, Inc., a Delaware corporation ("Assignor"), and TelePlus Wireless, Corp., a Nevada corporation ("Assignee").

      WHEREAS, in connection with that certain Asset Purchase Agreement (the "Purchase Agreement"), dated as of December 29, 2005, Assignor desires to transfer to Assignee, and Assignee desires to acquire from Assignor, all of Assignor's right, title and interest in and to the Purchased Assets, and Assignee desires to assume the Assignor's obligations under the Assumed Contracts; and

      WHEREAS, terms capitalized herein but not otherwise defined shall have the meaning ascribed to such terms in the Purchase Agreement.

      NOW, THEREFORE, in accordance with the provisions set forth in the Purchase Agreement, and in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, effective as of the Effective Time (as defined in the Purchase Agreement) the parties hereto agree as follows:

      1. Pursuant to the Purchase Agreement, Assignor hereby assigns, grants, transfers, sets over and conveys to Assignee all of its rights, title, claim, and interest in, to and under the Purchased Assets, together with any and all amendments, extensions, and renewals thereof, and Assignee hereby accepts such assignment, free and clear of any and all Encumbrances, except for Permitted Encumbrances. Assignee hereby assumes the Assignor's obligations under the Assumed Contracts, except for liabilities or obligations of the Assignor arising prior to the Effective Time.

      2. Notwithstanding any other provision of this Assignment to the contrary, nothing contained in this Assignment shall in any way supersede, modify, replace, amend, change, rescind, waive, exceed, expand, enlarge, reduce or in any way affect the provisions, including the warranties, covenants, agreements, conditions, representations, warranties or, in general any of the rights and remedies, and any of the obligations and indemnifications of the Assignor and Assignee, set forth in the Purchase Agreement. This Assignment is intended only to effect the transfer of certain property to be transferred pursuant to the Purchase Agreement and shall be governed entirely in accordance with the terms and conditions of the Purchase Agreement.

      3. The parties hereto hereby covenant and agree to execute, acknowledge and deliver such further instruments and conveyances and do such further acts as may be necessary or as may be reasonably requested by any party hereto to carry out more effectively the purposes of this instrument.

      4. This Assignment shall be binding on and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors in interest and assigns.

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      5. The provisions of this Assignment shall be governed and construed according to the law of the State of Delaware, without giving effect to its conflict of laws provisions.

      6. This Assignment may be executed simultaneously or in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have signed and delivered this Assignment as of the date set forth above.

                                            ASSIGNOR:

                                            STAR NUMBER, INC.


                                            By: /s/ Frank C. Bennett
                                                ------------------------
                                                Name:
                                                Title:

                                            I have the authority to bind the
                                            Corporation


                                            ASSIGNEE:

                                            TELEPLUS WIRELESS, CORP.


                                            By: /s/ Marius Silvasan
                                                ------------------------
                                                Name:
                                                Title:

                                            I have the authority to bind the
                                            Corporation


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